UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7362

Western Asset Municipal Partners Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2008

Western Asset Municipal Partners Fund Inc. (MNP)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

*	Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Additional shareholder information	21

Dividend reinvestment plan	22

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy was lackluster during the six-month reporting period ended June 30, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.8%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was -0.2%. First quarter 2008 GDP growth was a modest 0.9%. The advance estimate for second quarter 2008 GDP growth was 1.9%.

The debate continues as to whether or not the U.S. will fall into a recession. However, it is a moot point for many people, as the job market continues to weaken and soaring energy and food prices are tempering consumer spending. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first six months of 2008, and the unemployment rate rose to 5.5% in May, its highest level since October 2004. Oil prices surpassed $140 a barrel in June 2008, with the average price for a gallon of gas exceeding $4 for the first time ever.ii These factors, coupled with a sputtering housing market, contributed to the Consumer Confidence Index falling for the sixth consecutive month in June 2008, reaching its lowest level since 1992.iii

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iv to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds ratev from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. However, the Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meeting in June, the Fed held rates steady and stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Tight credit conditions, the ongoing housing

Western Asset Municipal Partners Fund Inc.	I

Letter from the chairman continued

contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period ended June 30, 2008, both short- and long-term Treasury yields experienced periods of volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a “flight to quality” during the first quarter of 2008, causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then moved higher in April, May and early June, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the six months ended June 30, 2008, two-year Treasury yields fell from 3.05% to 2.63%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 3.99%.

The municipal bond market underperformed its taxable bond counterpart over the six months ended June 30, 2008. Over that period, the Lehman Brothers Municipal Bond Indexvi and the Lehman Brothers U.S. Aggregate Indexvii returned 0.02% and 1.13%, respectively. Earlier in the reporting period, the municipal market was adversely affected by increased investor risk aversion and fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. In addition, several large bond insurers experienced rating downgrades due to concerns that they no longer had enough capital to guarantee billions of dollars in debt due to the fallout from the subprime mortgage crisis. The municipal market then rallied in April and May as investors were drawn to their attractive yields. However, municipal bond prices fell again in June as investors flocked to the relative safety of Treasuries.

II	Western Asset Municipal Partners Fund Inc.

Performance review

For the six months ended June 30, 2008, Western Asset Municipal Partners Fund Inc. returned -1.40% based on its net asset value (“NAV”)viii and -3.73% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 0.02% over the same time frame. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averageix returned -3.00% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.30 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2008. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of June 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$14.05 (NAV)	-1.40%
$12.45 (Market Price)	-3.73%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notice

Under the terms of a settlement agreement dated as of February 13, 2006, between the Fund and Karpus Management, Inc. (including certain affiliates thereof), the Fund agreed to commence a tender offer in the second calendar quarter of 2008 for up to 5% of the then-outstanding shares of the Fund at a price equal to at least 98% of the NAV of the Fund’s shares, determined as of the close of the regular trading session of the NYSE on the date the tender offer expires, if during the 12 calendar weeks prior to the end of the first calendar quarter of 2008, the shares of the Fund have traded on the NYSE at an average discount from the NAV of more than 5% as of the last trading day in each week during such 12-week period.

Western Asset Municipal Partners Fund Inc.	III

Letter from the chairman continued

For the tender determination period ended March 31, 2008, the Fund traded at an average discount to NAV of 10.31%. Consequently, the Fund commenced a tender offer on June 16, 2008 to purchase up to 5% of the Fund’s common stock or 511,530 of the Fund’s issued and outstanding shares of common stock at a price equal to 98% of the Fund’s NAV on the day on which the tender offer expires. The offer expired at 5:00 p.m., New York City time, on July 15, 2008.

A total of 4,745,512.655 shares were properly tendered and not withdrawn by July 15, 2008, the final date for withdrawals. Therefore, in accordance with the terms of the tender offer, the Fund purchased shares on a pro rata basis from all tendering stockholders. Accordingly, on a pro rata basis, 10.77927% of shares for each stockholder who properly tendered shares were accepted for payment. Payment for such shares was made on or about July 23, 2008. The purchase price of properly tendered shares was $14.03 per share (which is 98% of the NAV determined as of the close of the regular trading session of the NYSE on July 15, 2008).

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the “Notes to financial statements” included in this report.

Looking for additional information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

IV	Western Asset Municipal Partners Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the federal alterative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii	Source: Bloomberg, 7/08.
iii	Source: The Conference Board, 7/08.
iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds in the Fund’s Lipper category.

Western Asset Municipal Partners Fund Inc.	V

(This page intentionally left blank.)

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — June 30, 2008

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 97.4%
	Arizona — 1.3%
$2,855,000	Glendale, AZ, Transportation Excise Tax Revenue, MBIA, 5.000% due 7/1/28	$2,934,112
	California — 9.6%
1,000,000	California EFA Revenue, College & University Financing Program, 5.000% due 2/1/26	905,040
5,000,000	California Health Facilities Finance Authority Revenue, Catholic Healthcare West, 5.625% due 7/1/32	4,984,200
2,000,000	California Housing Finance Agency Revenue, Home Mortgage, 4.800% due 8/1/37(a)	1,745,740
	California State, GO:
3,040,000	5.125% due 6/1/24(b)	3,219,573
35,000	Unrefunded Balance, 5.125% due 6/1/24	35,608
1,500,000	California Statewide CDA Revenue, Insured Health Facility L.A., Jewish Home, CA Mortgage Insurance, 5.000% due 11/15/28	1,473,585
5,000,000	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated, FSA, 5.000% due 7/1/35	5,052,900
2,000,000	Southern California Public Power Authority, Project Number 1, 5.250% due 11/1/26	1,983,580
2,500,000	Turlock, CA, Public Financing Authority, Tax Allocation Revenue, FSA, 5.000% due 9/1/30	2,489,875
	Total California	21,890,101
	Colorado — 5.4%
	Colorado Health Facilities Authority Revenue:
2,850,000	Poudre Valley Health Care, 5.000% due 3/1/25	2,707,243
5,000,000	Refunding Adventist Health, Sunbelt, 5.250% due 11/15/35(c)	4,796,600
495,000	Colorado Springs, CO, Hospital Revenue, 6.375% due 12/15/30(b)	539,387
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue:
500,000	5.750% due 11/15/18	489,660
4,000,000	6.500% due 11/15/38	3,906,440
	Total Colorado	12,439,330
	District of Columbia — 2.0%
4,600,000	District of Columbia, Hospital Revenue, Childrens Hospital Obligation Group, FSA, 5.250% due 7/15/45	4,540,706
	Florida — 4.1%
2,000,000	Florida State Department of Environmental Protection, Preservation Revenue, Florida Forever, AMBAC, 5.000% due 7/1/21	2,070,300
4,950,000	Florida State Department of Transportation, Turnpike Revenue, FSA, 4.500% due 7/1/34	4,578,552
2,000,000	Miami-Dade County, FL, Aviation Revenue, Miami International Airport, FSA, 5.000% due 10/1/41	1,943,040

See Notes to Financial Statements.

2	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Florida — 4.1% continued
$1,000,000	Seminole Tribe Florida Special Obligation Revenue, 5.250% due 10/1/27(d)	$921,400
	Total Florida	9,513,292
	Hawaii — 0.9%
2,000,000	Hawaii State Airport System Revenue, FGIC, 6.000% due 7/1/19(a)	2,016,840
	Illinois — 10.4%
	Chicago, IL, Midway Airport Revenue, MBIA:
2,000,000	5.500% due 1/1/29	2,013,940
3,750,000	5.625% due 1/1/29(a)	3,774,563
5,000,000	Chicago, IL, Park District, GO, Refunding, FGIC, 5.000% due 1/1/29	5,043,500
1,000,000	Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, FGIC, 5.250% due 12/1/18	1,066,900
1,500,000	Cook County, IL, Community College District No. 524 Moraine Valley, GO, MBIA, 5.000% due 12/1/25	1,543,050
2,000,000	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	2,160,400
	Illinois Health Facilities Authority Revenue:
1,500,000	Refunding, Lutheran General Health System, 7.000% due 4/1/14	1,675,590
1,850,000	Refunding, SSM Health Care, MBIA, 6.550% due 6/1/13(e)	2,108,778
2,000,000	Servantoor Project, FSA, 6.000% due 8/15/12(e)	2,138,660
605,000	South Suburban Hospital Project, 7.000% due 2/15/18(e)	705,309
1,500,000	Illinois State, GO, First Series, FSA, 5.500% due 5/1/16	1,670,100
	Total Illinois	23,900,790
	Indiana — 3.2%
	Indiana Bond Bank Revenue:
1,285,000	5.000% due 8/1/23	1,308,772
715,000	5.000% due 8/1/23(b)	753,567
2,390,000	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, AMBAC, 5.000% due 5/1/35	2,274,659
3,000,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	3,079,230
	Total Indiana	7,416,228
	Iowa — 0.5%
1,000,000	Iowa Finance Authority, Hospital Facility Revenue, 6.750% due 2/15/16(b)	1,073,510
	Kansas — 0.6%
1,430,000	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, 6.250% due 12/1/28	1,493,220
	Louisiana — 0.8%
1,835,000	Louisiana State Gas & Fuels Tax Revenue, FSA, 4.750% due 5/1/39	1,811,475

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

June 30, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Maryland — 5.5%
	Maryland State Health & Higher EFA Revenue:
$3,000,000	Carroll County General Hospital, 6.000% due 7/1/37	$3,004,200
2,500,000	Suburban Hospital, 5.500% due 7/1/16	2,650,275
	University of Maryland Medical Systems:
1,000,000	6.750% due 7/1/30(b)	1,086,990
1,000,000	6.000% due 7/1/32(b)	1,094,390
	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC:
2,500,000	5.500% due 4/1/15(a)	2,604,475
2,000,000	5.500% due 4/1/16(a)	2,074,060
	Total Maryland	12,514,390
	Massachusetts — 4.6%
	Massachusetts State HEFA Revenue, Partners Health:
2,405,000	5.750% due 7/1/32(b)	2,604,976
95,000	5.750% due 7/1/32	99,396
	Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program:
4,665,000	5.750% due 8/1/29	4,813,813
1,155,000	5.750% due 8/1/29(b)	1,215,811
	Massachusetts State Water Resources Authority:
800,000	FSA, 5.250% due 8/1/32	855,792
1,000,000	MBIA, 5.000% due 8/1/34	1,007,950
	Total Massachusetts	10,597,738
	Michigan — 2.8%
1,000,000	Detroit, MI, City School District, GO, School Building & Site Improvement, FGIC, 5.500% due 5/1/17(b)	1,089,010
	Michigan State, Hospital Finance Authority Revenue:
2,500,000	Refunding, Sparrow Hospital Obligated, 5.000% due 11/15/36	2,296,275
3,000,000	Trinity Health, 5.375% due 12/1/30	3,023,820
	Total Michigan	6,409,105
	Missouri — 2.0%
2,000,000	Boone County, MO, Hospital Revenue, Boone Hospital Center, 5.375% due 8/1/38	1,937,640
2,500,000	Missouri State Highways & Transit Commission, State Road Revenue, Second Lien, 5.250% due 5/1/20	2,705,225
	Total Missouri	4,642,865
	New Hampshire — 0.0%
65,000	New Hampshire State HFA, Single-Family Residential Revenue, 6.800% due 7/1/15(a)	65,155

See Notes to Financial Statements.

4	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	New Jersey — 8.2%
	New Jersey EDA:
$2,500,000	Motor Vehicle Surcharges Revenue, MBIA, 5.250% due 7/1/16	$2,628,375
5,150,000	PCR, Revenue, Public Service Electric and Gas Co. Project, MBIA, 6.400% due 5/1/32(a)	5,158,240
5,450,000	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, FGIC, 6.875% due 11/1/34(a)	5,458,665
4,215,000	New Jersey Environmental Infrastructure Trust, Refunding, 5.000% due 9/1/19	4,559,661
1,000,000	New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center, 6.000% due 1/1/25	1,025,260
	Total New Jersey	18,830,201
	New York — 10.3%
500,000	Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside, 6.700% due 1/1/43	496,005
	New York City, NY:
	GO:
1,980,000	6.000% due 5/15/30(b)	2,123,312
20,000	6.000% due 5/15/30	20,934
1,000,000	Municipal Water Finance Authority, Water & Sewer Systems Revenue, 5.125% due 6/15/31	1,010,180
	TFA Revenue:
635,000	Future Tax Secured, 5.500% due 11/15/17(b)	692,702
5,115,000	Unrefunded Balance, Future Tax Secured, 5.500% due 11/15/17	5,463,741
3,365,000	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, AMBAC, 5.500% due 5/15/30	3,691,237
4,700,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, AMBAC, 5.000% due 4/1/26	4,850,870
5,000,000	New York State Urban Development Corp. Revenue, State Personal Income Tax, 5.000% due 3/15/26	5,167,100
	Total New York	23,516,081
	North Carolina — 0.5%
1,200,000	North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group, 5.000% due 11/1/39	1,139,916
	Oregon — 0.6%
1,250,000	Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems, 5.250% due 10/1/18	1,315,038
	Pennsylvania — 2.4%
	Philadelphia, PA:
	Gas Works Revenue, 7th General Ordinance:
2,000,000	5.000% due 10/1/23	2,021,980
2,685,000	AMBAC, 5.000% due 10/1/17	2,860,706

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Pennsylvania — 2.4% continued
$500,000	School District, GO, FSA, 5.500% due 2/1/31(b)	$537,695
	Total Pennsylvania	5,420,381
	Tennessee — 2.1%
4,700,000	Memphis-Shelby County, TN, Airport Authority Revenue, AMBAC, 6.000% due 3/1/24(a)	4,752,405
	Texas — 13.9%
5,000,000	Aledo, TX, GO, ISD, School Building, PSF, 5.000% due 2/15/30	5,033,300
2,000,000	Board of Managers Guadalupe Joint County-City of Seguin Hospital Revenue, Guadalupe Regional Medical Center Project, FHA, 5.500% due 8/15/36	2,007,560
250,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33(a)(c)(d)(f)	248,908
4,750,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(a)(f)	4,664,975
2,960,000	Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, 5.250% due 12/1/18	3,042,495
3,000,000	Houston, TX, Utility System Revenue, Refunding, Combined First Lien, FSA, 5.250% due 5/15/20	3,141,480
1,000,000	Marble Falls Texas ISD, School Building, PSF-GTD, 5.000% due 8/15/38	998,400
1,000,000	Mesquite, TX, ISD No. 1, GO, Capital Appreciation, PSFG, zero coupon bond to yield 5.169% due 8/15/27	358,420
2,500,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/40	2,507,250
2,500,000	San Antonio, TX, Electric and Gas, Refunding, 5.000% due 2/1/17	2,650,675
2,000,000	Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Refunding, Texas Health Resources, 5.000% due 2/15/21	2,022,220
5,000,000	Texas State Turnpike Authority Revenue, First Tier, AMBAC, 5.500% due 8/15/39	5,063,850
	Total Texas	31,739,533
	Virginia — 1.4%
2,915,000	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, 6.125% due 6/15/20(b)	3,129,282
	Washington — 4.3%
2,900,000	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, AMBAC, 5.450% due 7/1/37(a)	2,901,015
2,000,000	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, MBIA, 5.000% due 3/1/30	1,994,620
4,650,000	Seattle, WA, GO, FSA, 5.750% due 12/1/28(b)	4,910,400
	Total Washington	9,806,035
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $221,657,956)	222,907,729

See Notes to Financial Statements.

6	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENTS — 2.6%
	Colorado — 1.3%
$3,000,000	Colorado Educational & Cultural Facilities Authority Revenue, YMCA Rockies Project, LOC-Bank of America N.A., 2.500%, 7/3/08(g)	$3,000,000
	Missouri — 0.1%
200,000	University of Missouri, University Revenues, System Facilities, 1.700%, 7/1/08(g)	200,000
	Pennsylvania — 0.2%
500,000	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-Wachovia Bank, 1.650%, 7/1/08(g)	500,000
	Tennessee — 0.2%
400,000	Clarksville, TN, Public Building Authority Revenue, Tennessee Bond Fund, LOC-Bank of America N.A., 2.500%, 7/1/08(g)	400,000
	Virginia — 0.2%
400,000	Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wachovia Bank N.A., 2.100%, 7/1/08(g)	400,000
	Washington — 0.6%
1,500,000	Washington, WA, HEFA, Revenue, Whitman College Project, SPA-JPMorgan Chase, 1.550%, 7/3/08(g)	1,500,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $6,000,000)	6,000,000
	TOTAL INVESTMENTS — 100.0% (Cost — $227,657,956#)	$228,907,729

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2008.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	All or a portion of this security is segregated for extended settlements.
(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	– Ambac Assurance Corporation - Insured Bonds
CDA	– Community Development Authority
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company - Insured Bonds
FHA	– Federal Housing Administration
FSA	– Financial Security Assurance - Insured Bonds
GO	– General Obligation
GTD	– Guaranteed
HEFA	– Health & Educational Facilities Authority

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2008

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

Abbreviations used in this schedule (continued):
HFA	– Housing Finance Authority
ISD	– Independent School District
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation - Insured Bonds
MWRA	– Massachusetts Water Resources Authority
PCR	– Pollution Control Revenue
PSF	– Permanent School Fund
PSFG	– Permanent School Fund Guaranty
SPA	– Standby Bond Purchase Agreement - Insured Bonds
TFA	– Transitional Finance Authority

SUMMARY OF INVESTMENTS BY INDUSTRY†

Hospitals	20.3%
Other Revenue	17.2
Pre-Refunded/Escrowed to Maturity	12.7
Transportation	9.1
Industrial Development	8.5
Special Tax	7.7
Water & Sewer	6.7
Local General Obligation	6.6
Electric	3.3
Education	2.7
Leasing	2.1
Public Facilities	1.5
Resource Recovery	0.9
State General Obligation	0.7
100.0%

†As a percentage of total investments. Please note that Fund holdings are as of June 30, 2008 and are subject to change.

RATINGS TABLE*

S&P/Moody’s/Fitch**
AAA/Aaa	35.0%
AA/Aa	36.7
A	18.4
BBB/Baa	7.0
CCC/Caa	0.1
A-1/VMIG1	2.6
NR	0.2
100.0%

*As a percent of total investments.

**S&P primary rating; Moody’s secondary, then Fitch.

See pages 9 and 10 for definitions of ratings.

8	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	9

Bond ratings (unaudited) continued

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Security Ratings (unaudited)

SP-1	–

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	–

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	–	Moody’s highest rating for issues having a demand feature – VRDO.
MIG1	–	Moody’s highest rating for short-term municipal obligations.
P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

10	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2008

ASSETS:
Investments, at value (Cost — $227,657,956)	$228,907,729
Cash	38,613
Interest receivable	3,342,100
Receivable for securities sold	2,448,000
Prepaid expenses	23,671
Total Assets	234,760,113
LIABILITIES:
Payable for securities purchased	5,879,813
Investment management fee payable	103,928
Distributions payable to auction rate cumulative preferred stockholders	38,545
Directors’ fees payable	2,417
Accrued expenses	43,252
Total Liabilities	6,067,955
Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $50,000 per share) (Note 5)	85,000,000
TOTAL NET ASSETS	$143,692,158
NET ASSETS:
Par value ($0.001 par value; 10,230,593 shares issued and outstanding; 100,000,000 common shares authorized)	$10,231
Paid-in capital in excess of par value	142,743,423
Undistributed net investment income	383,016
Accumulated net realized loss on investments, futures contracts and swap contracts	(694,285)
Net unrealized appreciation on investments	1,249,773
TOTAL NET ASSETS	$143,692,158
Shares Outstanding	10,230,593
Net Asset Value	$14.05

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2008

INVESTMENT INCOME:
Interest	$5,552,260
EXPENSES:
Investment management fee (Note 3)	637,397
Auction participation fees	113,287
Audit and tax	55,057
Shareholder reports	47,412
Legal fees	42,364
Transfer agent fees	24,170
Stock exchange listing fees	20,917
Directors’ fees	20,280
Insurance	3,675
Custody fees	564
Miscellaneous expenses	13,010
Total Expenses	978,133
Less: Fees paid indirectly (Note 1)	(115)
Net Expenses	978,018
NET INVESTMENT INCOME	4,574,242
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS AND SWAP CONTRACTS (NOTES 1 AND 4):
Net Realized Loss From:
Investment transactions	(972,173)
Futures contracts	(280,071)
Swap contracts	(30,000)
Net Realized Loss	(1,282,244)
Change in Net Unrealized Appreciation/Depreciation From Investments	(3,872,913)
Net Loss on Investments, Futures Contracts and Swap Contracts	(5,155,157)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income	(1,428,469)
DECREASE IN NET ASSETS FROM OPERATIONS	$(2,009,384)

See Notes to Financial Statements.

12	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$ 4,574,242	$ 6,734,639
Net realized gain (loss)	(1,282,244)	909,927
Change in net unrealized appreciation/depreciation	(3,872,913)	(1,381,509)
Distributions paid to auction rate cumulative preferred stockholders from:
Net investment income	(1,428,469)	(2,339,781)
Net realized gains	—	(63,021)
Increase (Decrease) in Net Assets From Operations	(2,009,384)	3,860,255
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,096,101)	(4,529,062)
Net realized gains	—	(130,596)
Decrease in Net Assets From Distributions to Common Shareholders	(3,096,101)	(4,659,658)
FUND SHARE TRANSACTIONS :
Cost of tendered shares (538,453 and 259,070 tendered shares, respectively) (Note 8)	(7,872,182)	(3,735,789)
Net assets of shares issued in connection with merger (Note 6)	—	84,576,172
Increase (Decrease) in Net Assets From Fund Share Transactions	(7,872,182)	80,840,383
INCREASE (DECREASE) IN NET ASSETS	(12,977,667)	80,040,980
NET ASSETS:
Beginning of period	156,669,825	76,628,845
End of period*	$143,692,158	$156,669,825
*Includes undistributed net investment income of:	$383,016	$333,344

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	13

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31,

UNLESS OTHERWISE NOTED:

	2008[1,2]	2007[2]	2006[2]	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$14.55	$14.79	$14.89	$15.33	$15.52	$15.35
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.44	0.89	0.90	0.92	0.93	0.95
Net realized and unrealized gain (loss)	(0.50)	(0.20)	(0.01)	(0.32)	(0.12)	0.13
Distributions paid to auction rate cumulative preferred stockholders from:
Net investment income	(0.14)	(0.31)	(0.25)	(0.17)	(0.08)	(0.07)
Net realized gains	—	(0.01)	(0.00)[3]	(0.00)[3]	(0.01)	—
Total income (loss) from operations	(0.20)	0.37	0.64	0.43	0.72	1.01
LESS DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.30)	(0.62)	(0.77)	(0.84)	(0.84)	(0.84)
Net realized gains	—	(0.01)	(0.00)[3]	(0.03)	(0.07)	—
Total distributions paid to common stock shareholders:	(0.30)	(0.63)	(0.77)	(0.87)	(0.91)	(0.84)
Increase in Net Asset Value due to shares repurchased in tender offer	—	0.02	0.03	—	—	—
NET ASSET VALUE, END OF PERIOD	$14.05	$14.55	$14.79	$14.89	$15.33	$15.52
MARKET PRICE, END OF PERIOD	$12.45	$13.24	$14.19	$13.60	$13.45	$14.00
Total Return, Based on NAV[4,5]	(1.40)%	2.74%	4.68%	2.85%	4.82%	6.78%
Total Return, Based on Market Price[5]	(3.73)%	(2.22)%	10.22%	7.64%	2.68%	11.07%
NET ASSETS, END OF PERIOD (000s)	$143,692	$156,670	$76,629	$85,727	$88,262	$89,364
RATIOS TO AVERAGE NET ASSETS:[6]
Gross expenses	1.33%[7]	1.48%[8]	1.41%	1.30%	1.32%	1.32%
Net expenses	1.33 [7,9]	1.48 [8]	1.41 [10]	1.30	1.32	1.32
Net investment income	6.21 [7]	6.15	6.09	6.07	6.05	6.17
PORTFOLIO TURNOVER RATE	34%	47%	18%	40%	38%	57%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$85,000	$85,000	$40,000	$40,000	$40,000	$40,000
Asset Coverage Per Share	134,525	142,159	145,786	157,159	160,328	161,705
Involuntary Liquidating Preference Per Share[11]	50,000	50,000	50,000	50,000	50,000	50,000

[1]	For the six months ended June 30, 2008 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]	Amount represents less than $0.01 per share.
[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.
[7]	Annualized.
[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.25%.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[10]	Reflects fee waivers and/or expense reimbursements.
[11]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

14	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(b) Concentration of credit risk. Since the Fund invests a portion of its assets in obligations of issuers within a single state, it may be subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting that state.

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

(c) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions to common shareholders from net investment income for the Fund, if any, are generally declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued daily and paid on a weekly basis and are determined as described in Note 5.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

16	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 – quoted prices in active markets for identical investments

•             Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities are valued based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JUNE 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$228,907,729	$222,907,729	$6,000,000	—

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s net assets.

LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

4. Investments

During the six months ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$75,873,489
Sales	81,699,048

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 4,544,592
Gross unrealized depreciation	(3,294,819)
Net unrealized appreciation	$ 1,249,773

5. Auction rate preferred stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. On July 20, 2007, the Fund acquired the Preferred Stock of Western Asset Municipal Partners Fund II Inc. On October 1, 1993, Western Asset Municipal Partners Fund II Inc. closed its public offering of 900 shares of $0.001 par value Preferred Stock at an offering price of $50,000 per share. Thus, the Fund now has 1,700 shares of Preferred Stock outstanding. The Preferred Stock has a liquidation preference of $50,000 per share plus an

18	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The Fund may pay higher maximum rates if the rating of the Fund’s Preferred Stock were to be lowered by the rating agencies. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s Preferred Stock starting on February 15, 2008, the Fund paid the applicable maximum rate. The dividend rates on the Preferred Stock during the six months ended June 30, 2008 ranged from 2.448% to 4.750%. The weighted average dividend rate for the six months ended June 30, 2008 was 3.380%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

6. Transfer of net assets

On July 20, 2007, the Fund acquired the assets and liabilities of Western Asset Municipal Partners Fund II Inc. (the “Acquired Fund”), pursuant to a plan of

Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Western Asset Municipal Partners Fund II Inc.	5,846,732	$84,576,172

Total net assets of the Fund before the organization were $71,203,522.

As Part of the organization, shareholders of Western Asset Municipal Partners Fund II Inc. received 0.973323 shares.

The total net assets of the Western Asset Municipal Partners Fund II Inc. before acquisition included unrealized appreciation of $1,531,932 and accumulated net realized loss of $100,148. Total net assets of the Fund immediately after the transfer were $155,779,694. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7. Distributions subsequent to June 30, 2008

Common stock distributions. On May 27, 2008, the Board of Directors of the Fund declared common stock distributions from net investment income, each in the amount of $0.05 per share, payable on July 25, 2008 and August 29, 2008 to shareholders of record on July 18, 2008 and August 22, 2008, respectively.

8. Tender offer

On January 15, 2008, the Fund, in accordance with its tender offer for up to 538,453 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.62 per share (98% of the net asset value per share of $14.91). These shares represent 5% of the Fund’s then outstanding shares.

9. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20	Western Asset Municipal Partners Fund Inc. 2008 Semi-Annual Report

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. was held on April 28, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

NOMINEE	COMMON SHARES VOTES FOR	COMMON SHARES VOTES WITHHELD	PREFERRED SHARES VOTES FOR	PREFERRED SHARES VOTES WITHHELD
Daniel P. Cronin	6,995,329	1,529,858	1,353	96
Paolo M. Cucchi	6,959,416	1,565,772	1,353	96
R. Jay Gerken*	—	—	1,353	96

*  Mr. Gerken has been designated as a Preferred Stock Director.

At June 30, 2008, in addition to Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Carol L. Colman
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Western Asset Municipal Partners Fund Inc.	21

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

22	Western Asset Municipal Partners Fund Inc.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Municipal Partners Fund Inc.	23

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Western Asset Municipal Partners Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
William R. Hutchinson
Riordan Roett	Auction agent
Jeswald W. Salacuse	Deutsche Bank
60 Wall Street
Officers	New York, New York 10005
R. Jay Gerken, CFA
President and	Custodian
Chief Executive Officer	State Street Bank & Trust
Kaprel Ozsolak	Company
Chief Financial Officer and	225 Franklin Street
Treasurer	Boston, Massachusetts 02110
Ted P. Becker
Chief Compliance Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer &
Secretary and Chief Legal Officer	Trust Company
Thomas C. Mandia	59 Maiden Lane
Assistant Secretary	New York, New York 10038
Albert Laskaj
Controller	Independent registered public
Steven Frank	accounting firm
Controller	KPMG LLP
345 Park Avenue
Western Asset Municipal Partners	New York, New York 10154
Fund Inc.
55 Water Street	Legal counsel
New York, New York 10041	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

New York Stock Exchange Symbol
MNP

Western Asset Municipal Partners Fund Inc.

WESTERN ASSET MUNICIPAL PARTNERS FUND INC. 55 Water Street New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares ofthe Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WASX010083 8/08 SR08-615

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Municipal Partners Fund Inc.

Date:	August 29, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Municipal Partners Fund Inc.

Date:	August 29, 2008